1 3Q24 Earnings Presentation October 29, 2024

2 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, expectations with respect to our headwinds, our product offerings, and our business strategy and plans and objectives for future operations, including JetForward initiatives. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the risk associated with the execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2023, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

3 3Q24 Earnings Joanna Geraghty Chief Executive Officer 3

4 Strong 3Q24 Performance Led by Improved Operational Reliability and Positive Unit Revenue Met or exceeded all 3Q guidance metrics Better operational reliability drove a 12 pt. improvement to on-time performance (1) and double digit improvement in Net Promoter Score (NPS) year-over-year (YoY) 3Q24 adjusted operating margin (2) of (0.4%), five points better than July expectations and 3Q23, supported by: • Strong 3Q unit revenue performance bolstered by continued success of 2024 revenue initiatives, which have ramped to ~$275M of the ~$300M annual target • Operational efficiencies, as well as a shift of timing of expenses, drove a CASM ex-Fuel (2) beat of ~two points below midpoint of our initial 3Q guide (3) • Fuel price moderated down 23 cents from initial guidance (3) Continued progress on the roll-out and implementation of JetForward 3Q24 (1) On-time performance defined as arrival within 14 minutes of scheduled arrival time (A14). (2) See Appendix A for further details on Non-GAAP measures. (3) Initial guidance as of July 30, 2024. Provided revised guidance on September 5, 2024.

JetForward: Our Path to Sustained Profitability

Targeting $800-900M [1] in incremental EBIT [2] from 2025 – 2027



To Be Announced
Announced
~$100M
~$175M
~$400M
~$175M
$800 - $900M
Four Priority Moves
EBIT Uplift 2025 - 2027

Reliable & caring service drives choice, satisfaction and cost savings

Best East Coast leisure network where our value proposition is positioned to win

Products and perks customers value to capture growing share of premium customers

A secure financial future that sustains our cost advantage to our peers & restores our balance sheet

Recent Highlights:

Announced

- ✓ Even More Space (EMS) merchandising & onboard product enhancements set to launch throughout 2025
- ✓ Premium co-branded credit card
- ✓ Lounges in JFK expected to open in late 2025 & BOS shortly thereafter

Effective

- ✓ Substantially improved A14, NPS, and completion factor YoY
- ✓ Optimized over 20% of prior network through route exits & redeploys
- ✓ Executed Blue Basic baggage policy update
- ✓ Secured ~$3.2B in financing

jetBlue

(1) Initiative range is a target and forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense from 2025 - 2027.
(2) Earnings before interest and taxes. See Appendix A for further details on Non-GAAP measures.

5

6 Commercial Update and Outlook Marty St. George President 6

On Track to Deliver Positive RASM [1] Throughout 2H, Improved Full Year Revenue Guidance Midpoint by a Half Point


3Q RASM
4.3%
~(1%)
~3%
3Q24 Actual YoY RASM
CrowdStrike Benefit
3Q24 YoY RASM (Adjusted)

Inflection supported by operational performance, ramp of revenue initiatives and self-help capacity measures

- 3Q completion factor improved ~two points YoY and A14 improved ~12 points
- Day-of-week and trough-period 'self-help' capacity reductions supported YoY unit revenue improvement
- Revenue initiatives delivered ~$275M to-date and on track to outperform initial target of ~$300M in 2024
- Premium revenue up double digits YoY in 3Q
- CrowdStrike resulted in ~one point of benefit to RASM


Implied 4Q RASM at Midpoint of Revenue & Capacity Guidance (2)
~0.5%
~1%
~1%
~3%
4Q24 Implied YoY RASM Midpoint
Milton Impact
Election Impact
4Q24 YoY RASM Midpoint (Adjusted)

Adjusted for transitory events, expect ~flat sequential YoY RASM, based on underlying 3Q revenue strength carrying into 4Q

- Incremental self-help capacity measures during troughs (October ASMs down ~9% YoY)
- Industry capacity moderation expected to continue, particularly in Latin region
- Hurricane Milton and election estimated to result in ~two point headwind to RASM
- Improved full year revenue guidance midpoint by a half point

[1] Operating revenue per available seat mile.
[2] Fourth quarter guidance of (7.0%) to (3.0%) YoY for revenue and (7.0%) to (4.0%) YoY for ASMs.

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8 Financial Update and Outlook Ursula Hurley Chief Financial Officer 8

On Track to Hit Full-Year CASM Ex-Fuel Commitments



CASM ex-Fuel(1), (2) YoY Growth
5.0% to 7.0%
4.8%
13.0% to 15.0%
7.0% to 8.0%
3Q24 (3) Guidance
3Q24 Actual
4Q24 (3) Guidance
FY24 (3) Guidance

4Q CASM ex-Fuel – Transitory Impacts

~2.5 pts	Maintenance and other expense timing
~2.0 pts	Contractual wage-related step-ups
~1.5 pts	Cycling 4Q23 one-time credits
~1.0pts	Completion factor comp. & Hurricane Milton

Strong 3Q Unit Costs Driven by Operational Execution and Timing

- Operational reliability resulted in ~one point of cost efficiencies versus initial July guidance, while timing shift represented an additional ~one point of beat versus initial July guidance

Narrowing FY24 CASM ex-Fuel Range to 7.0% – 8.0%

- 4Q CASM ex-Fuel range, inclusive of transitory impacts, not indicative of expected CASM ex-Fuel levels in 2025
- Structural cost program expected to hit top of $175 million - $200 million range in 4Q; achieved incremental $24M in 3Q, totaling to $169M year-to-date
- JetForward cost transformation program expected to launch next year and drive ~$175M in savings through 2027

Fuel Outlook Appears Favorable, but Remains Volatile

- Fuel price improved $0.23 over the third quarter from initial midpoint of $2.90 to $2.67
- Sequential decline of fuel price expected into fourth quarter
- 4Q24 fuel consumption hedged opportunistically at 20% and full-year consumption hedged at 24%

(1) 3Q24 guidance represents September 5, 2024 update. Initial 3Q guidance on July 30, 2024 of 6.0% to 8.0% YoY for CASM ex-Fuel. 4Q24, FY24 guidance as of October 29, 2024.
(2) Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); refer to reconciliations of non-GAAP financial measures in Appendix A.
(3) YoY ASM growth of (3.6%) in 3Q24 and ASM guidance of (7.0%) – (4.0)% for 4Q 2024 and (4.5%) – (2.5%) for FY 2024.

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10 Taking Steps Toward a Secure Financial Future and Restoring Balance Sheet Health Number One Financial Priority is Achieving Operating Profitability Proactively Managing Our Balance Sheet With Strategic ~$3.2B Financing • 3Q ending liquidity of ~$4.1B, excluding undrawn $600M revolving credit facility • Executed ~$3.2B worth of financing transactions consisting of ~$2.8B of loyalty backed secured notes and a term loan, and new ~$460M convertible notes • Diversified debt mix for more floating rate exposure • Structured with pre-payment options to retain balance sheet flexibility • Convertible note proceeds used to retire ~$425M of 2026 convertible notes • Remaining proceeds to be used for general corporate purposes, including pre-funding 2024 & 2025 capex and providing runway to execute on our multi-year strategy Effectively Managing Fleet Investments for Prudent Capital Management and Capital Light Growth • In July, announced deferral of aircraft from Airbus order book, expected to reduce planned capital expenditures by ~$3.0B through 2029 • Pursuing capital light growth through the extension of ~30 A320 aircraft

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12 (1) See Appendix A for further details on Non-GAAP measures. (2) Fuel hedged 20% for 4Q24; 24% for FY24. (3) Fuel price based on forward curve as of October 11, 2024. Includes fuel taxes, hedges, and other fuel fees. Guidance Estimated 4Q 2024 Estimated FY 2024 Available Seat Miles ("ASMs") Year-over-Year (7.0%) – (4.0%) (4.5%) – (2.5%) Improved midpoint & narrowed range Revenue Year-over-Year (7.0%) – (3.0%) (5.0%) – (4.0%) Improved midpoint & narrowed range CASM ex-Fuel(1) Year-over-Year 13.0% - 15.0% 7.0% - 8.0% Maintained midpoint & narrowed range Fuel Price per Gallon(2), (3) $2.50 - $2.65 $2.75 - $2.80 Improved midpoint & narrowed range Interest Expense $155 - $165 million $370 - $380 million No change Capital Expenditures ~$450 million ~$1.6 billion No change Outlook Summary

13 Appendix

14 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. With respect to JetBlue’s CASM Ex-Fuel (1) guidance and EBIT (2) targets, we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as interest rates and fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. (2) EBIT is a non-GAAP measure that excludes interest and income taxes from net income (loss). Appendix A

Operating expense per available seat mile, excluding fuel, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For the three months ended September 30, 2024, special items included union contract costs and voluntary opt-out costs. For the nine months ended September 30, 2024, special items included Spirit-related costs, union contract costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

For the three and nine months ended September 30, 2023, special items included Spirit-related costs and union contract costs.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL
(unaudited)

($ in millions; per ASM data in cents; percent changes based on unrounded numbers)	Three Months Ended September 30,						Nine Months Ended September 30,					
	$			Cents per ASM			$			Cents per ASM		
	2024	2023	Percent Change	2024	2023	Percent Change	2024	2023	Percent Change	2024	2023	Percent Change
Total operating expenses	$ 2,403	$ 2,509	(4.2)	14.35	14.45	(0.7)	$ 7,702	$ 7,453	3.4	15.42	14.48	6.5
Less:												
Aircraft fuel	584	701	(16.8)	3.49	4.04	(13.7)	1,835	2,108	(12.9)	3.67	4.09	(10.3)
Other non-airline expenses	14	16	(10.7)	0.08	0.09	(7.4)	46	49	(5.7)	0.09	0.09	(2.8)
Special items	27	33	(17.3)	0.16	0.19	(14.3)	590	168	NM [(1)]	1.18	0.33	NM
Operating expenses, excluding fuel	$ 1,778	$ 1,759	1.1	10.62	10.13	4.8	$ 5,231	$ 5,128	2.0	10.48	9.96	5.2

(1) Not meaningful or greater than 100% change.

jetBlue

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Operating expense, operating loss, adjusted operating margin, pre-tax loss, adjusted pre-tax margin, net loss and loss per share, excluding special items and gain (loss) on investments and gain on debt extinguishments

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

For the three months ended September 30, 2024, special items included union contract costs and voluntary opt-out costs. For the nine months ended September 30, 2024, special items included Spirit-related costs, union contract costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

For the three and nine months ended September 30, 2023 special items included Spirit-related costs and union contract costs.

Certain net gains and losses on our investments and the gain on debt extinguishments were also excluded from our September 30, 2024 and 2023 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, ADJUSTED OPERATING MARGIN, PRE-TAX LOSS, ADJUSTED PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, GAIN (LOSS) ON INVESTMENTS AND GAIN ON DEBT EXTINGUISHMENTS

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
(in millions except percentages)	2024	2023	2024	2023
Total operating revenues	$ 2,365	$ 2,353	$ 7,002	$ 7,290
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,403	$ 2,509	$ 7,702	$ 7,453
Less: Special items	27	33	590	168
Total operating expenses excluding special items	$ 2,376	$ 2,476	$ 7,112	$ 7,285
Percent change	(4.1)%		(2.4)%	
RECONCILIATION OF OPERATING LOSS				
Operating loss	$ (38)	$ (156)	$ (700)	$ (163)
Add back: Special items	27	33	590	168
Operating income (loss) excluding special items	$ (11)	$ (123)	$ (110)	$ 5
RECONCILIATION OF ADJUSTED OPERATING MARGIN				
Operating margin	(1.6) %	(6.6) %	(10.0) %	(2.2) %
Operating income (loss) excluding special items	$ (11)	$ (123)	$ (110)	$ 5
Total operating revenues	2,365	2,353	7,002	7,290
Adjusted operating margin	(0.4) %	(5.2) %	(1.6) %	0.1 %
RECONCILIATION OF PRE-TAX LOSS				
Loss before income taxes	$ (78)	$ (174)	$ (814)	$ (224)
Add back: Special items	27	33	590	168
Less: Gain (loss) on investments, net	(2)	—	(25)	6
Less: Gain on debt extinguishments	22	—	22	—
Loss before income taxes excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (71)	$ (141)	$ (221)	$ (62)
RECONCILIATION OF ADJUSTED PRE-TAX MARGIN				
Pre-tax margin	(3.3) %	(7.4) %	(11.6) %	(3.1) %
Loss before income taxes excluding special items	$ (71)	$ (141)	$ (221)	$ (62)
Total operating revenues	2,365	2,353	7,002	7,290
Adjusted pre-tax margin	(3.0)%	(6.0)%	(3.2)%	(0.9)%
RECONCILIATION OF NET LOSS				
Net loss	$ (60)	$ (153)	$ (751)	$ (207)
Add back: Special items	27	33	590	168
Less: Income tax benefit related to special items	6	9	14	30
Less: Gain (loss) on investments, net	(2)	—	(25)	6
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	6	(1)
Less: Gain on debt extinguishments	22	—	22	—
Less: Income tax expense related to gain on debt extinguishments	(5)	—	(5)	—
Net loss excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (54)	$ (129)	$ (173)	$ (74)

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Operating expense, operating loss, adjusted operating margin, pre-tax loss, adjusted pre-tax margin, net loss and loss per share, excluding special items and gain (loss) on investments and gain on debt extinguishments (continued)

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

For the three months ended September 30, 2024, special items included union contract costs and voluntary opt-out costs. For the nine months ended September 30, 2024, special items included Spirit-related costs, union contract costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

For the three and nine months ended September 30, 2023 special items included Spirit-related costs and union contract costs.

Certain net gains and losses on our investments and the gain on debt extinguishments were also excluded from our September 30, 2024 and 2023 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, ADJUSTED OPERATING MARGIN, PRE-TAX LOSS, ADJUSTED PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, GAIN (LOSS) ON INVESTMENTS AND GAIN ON DEBT EXTINGUISHMENTS (CONTINUED)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
CALCULATION OF LOSS PER SHARE	2024	2023	2024	2023
Loss per common share				
Basic	$ (0.17)	$ (0.46)	$ (2.18)	$ (0.63)
Add back: Special items	0.07	0.10	1.72	0.51
Less: Income tax benefit related to special items	0.02	0.03	0.04	0.08
Less: Gain (loss) on investments, net	(0.01)	—	(0.07)	0.02
Less: Income tax benefit related to gain (loss) on investments, net	$ —	$ —	$ 0.02	$ —
Less: Gain on debt extinguishments	$ 0.06	$ —	$ 0.06	$ —
Less: Income tax expense related to gain on debt extinguishments	$ (0.01)	$ —	$ (0.01)	$ —
Basic excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (0.16)	$ (0.39)	$ (0.50)	$ (0.22)
Diluted	$ (0.17)	$ (0.46)	$ (2.18)	$ (0.63)
Add back: Special items	0.07	0.10	1.72	0.51
Less: Income tax benefit related to special items	0.02	0.03	0.04	0.08
Less: Gain (loss) on investments, net	(0.01)	—	(0.07)	0.02
Less: Income tax benefit related to gain (loss) on investments, net	—	—	0.02	—
Less: Gain on debt extinguishments	0.06	—	0.06	—
Less: Income tax expense related to gain on debt extinguishments	(0.01)	—	(0.01)	—
Diluted excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (0.16)	$ (0.39)	$ (0.50)	$ (0.22)

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18 Contractual Deliveries A220 A321neo Total (1) 2024 (2) 20 7 27 2025 20 4 24 2026 20 - 20 2027 5 - 5 2028 7 - 7 Appendix B: Order Book Contractual Returns A320 Embraer E190 Total 2024 (2) (3) (16) (18) 2025 (5) (7) (12) We continue to explore opportunities to extend lease contracts or purchase aircraft off-lease (1) In addition, we have options to purchase 20 A220-300 aircraft in 2027 and 2028. (2) Includes eight aircraft delivered in 1Q 2024, six delivered in 2Q 2024 and six delivered in 3Q 2024. (3) Does not include aircraft purchased off lease. JetBlue’s contractual aircraft deliveries for full year as of September 30, 2024: JetBlue’s contractual aircraft return schedule as of September 30, 2024:

19 Network Detail – Focused on Optimizing Network for Profitability Note: Illustrative. Fort Lauderdale Los Angeles & Intra-California Northeast to Midcontinent LGA & EWR Optimization 2024 Route Exits

20 Network Detail – Building the Best East Coast Leisure Network (1) Seasonal transatlantic routes and frequency reductions include BOS DUB, AMS, & LGW and JFK  EDI, DUB, LGW, & second daily CDG frequency. Note: Illustrative. Additional FrequenciesNew Route Entrances Seasonalizing Mint Fleet Redeploying TATL aircraft in Winter (1) 2024 Route Entries and Additional Frequencies EDI DUB AMS LGW CDG

21 Network Detail – Executed BlueCity Closures BlueCity Closures BlueCity Exit Date (1) Burlington (BTV) January 4, 2024 Baltimore-Washington (BWI) April 30, 2024 Kansas City (MCI) June 12, 2024 Bogota (BOG) June 12, 2024 Lima (LIM) June 12, 2024 Quito (UIO) June 12, 2024 Puerto Vallarta (PVR) June 12, 2024 Charlotte (CLT) October 26, 2024 Minneapolis (MSP) October 26, 2024 San Antonio (SAT) October 26, 2024 Burbank (BUR) October 26, 2024 Tallahassee (TLH) October 27, 2024 Palm Springs (PSP) Already suspended Pointe-a-Pitre (PTP) Already suspended Stewart (SWF) Already suspended 15 BlueCity Closures and 50+ Route Exits (1) Represents final day of service.

22 Network Detail – Planned Route Exits 50+ Route Exits Route Exits Route Exit Date (1) Los Angeles / Cancun – (LAX / CUN) 3-Jan-24 Newark / Miami – (EWR / MIA) 3-Jan-24 New York LaGuardia / Charleston – (LGA / CHS) 3-Jan-24 New York LaGuardia / Nashville – (LGA / BNA) 3-Jan-24 New York LaGuardia / Jacksonville – (LGA / JAX) 4-Jan-24 New York JFK / Burlington – (JFK / BTV) 4-Jan-24 New York LaGuardia / Denver – (LGA / DEN) 30-Mar-24 New York LaGuardia / Sarasota – (LGA / SRQ) 30-Mar-24 Boston / Baltimore-Washington – (BOS / BWI) 30-Apr-24 Fort Lauderdale / Austin – (FLL / AUS) 30-Apr-24 New York JFK / Portland – (JFK / PDX) 30-Apr-24 New York JFK / Puerto Vallarta – (JFK / PVR) 30-Apr-24 New York JFK / San Jose – (JFK / SJC) 30-Apr-24 New York LaGuardia / Fort Myers – (LGA / RSW) 30-Apr-24 Fort Lauderdale / Salt Lake City – (FLL / SLC) 10-Jun-24 Orlando / Salt Lake City – (MCO / SLC) 10-Jun-24 Fort Lauderdale / Atlanta – (FLL / ATL) 12-Jun-24 Fort Lauderdale / Nashville – (FLL / BNA) 12-Jun-24 Fort Lauderdale / Bogota – (FLL / BOG) 12-Jun-24 Fort Lauderdale / Lima – (FLL / LIM) 12-Jun-24 Fort Lauderdale / New Orleans – (FLL / MSY) 12-Jun-24 Fort Lauderdale / Quito – (FLL / UIO) 12-Jun-24 Los Angeles / Las Vegas – (LAX / LAS) 12-Jun-24 Los Angeles / Liberia, CR – (LAX / LIR) 12-Jun-24 Los Angeles / Miami – (LAX / MIA) 12-Jun-24 Los Angeles / Reno – (LAX / RNO) 12-Jun-24 Los Angeles / San Francisco – (LAX / SFO) 12-Jun-24 Route Exits Cont. Route Exit Date (1) Los Angeles / Puerto Vallarta – (LAX / PVR) 12-Jun-24 New York JFK / Detroit – (JFK / DTW) 12-Jun-24 New York JFK / Kansas City – (JFK / MCI) 12-Jun-24 Tampa Bay / Aguadilla, PR – (TPA / BQN) 12-Jun-24 New York LaGuardia / Nassau – (LGA / NAS) 3-Sep-24 Orlando / Los Angeles – (MCO / LAX) 3-Sep-24 Los Angeles / Nassau – (LAX / NAS) 7-Sep-24 Boston / Charlotte – (BOS / CLT) 26-Oct-24 Boston / Minneapolis St Paul – (BOS / MSP) 26-Oct-24 Boston / San Antonio – (BOS / SAT) 26-Oct-24 Los Angeles / Los Cabos – (LAX / SJD) 26-Oct-24 Los Angeles / Salt Lake City – (LAX / SLC) 26-Oct-24 Newark / Los Angeles – (EWR / LAX) 26-Oct-24 Newark / Montego Bay – (EWR / MBJ) 26-Oct-24 New York JFK / San Antonio – (JFK / SAT) 26-Oct-24 New York JFK / Burbank – (JFK / BUR) 26-Oct-24 New York LaGuardia / Atlanta – (LGA / ATL) 26-Oct-24 New York LaGuardia / Tampa Bay – (LGA / TPA) 26-Oct-24 Raleigh Durham / Cancun – (RDU / CUN) 26-Oct-24 Raleigh Durham / Orlando – (RDU / MCO) 26-Oct-24 Fort Lauderdale / Tallahassee – (FLL / TLH) 27-Oct-24 Fort Lauderdale / Guayaquil, EC – (FLL / GYE) 6-Jan-25 Fort Lauderdale / San Diego – (FLL / SAN) 6-Jan-25 Newark / Santo Domingo – (EWR / SDQ) 6-Jan-25 Hartford / Miami – (BDL / MIA) NA New York JFK / Palm Springs – (JFK / PSP) NA New York JFK / Pointe-a-Pitre – (JFK / PTP) NA (1) Represents final day of service.

Priority Moves Anchor Our Path to Sustained Profitability

Announced | Implemented | Illustrative upcoming announcements

Four Priority Moves

Reliability
- Multi-year investment in improving on-time performance

Network
- Rightsized LGA & redeployed to high performing leisure & VFR [1]
- Refocused LAX footprint & exited unprofitable routes
- Puerto Rico growth & new Mint cities
- Reinvesting in core Northeast & Florida franchises

Product
- Introduced preferred seating
- Added new loyalty partners
- Enhancing Blue Basic with free carry-on bag
- Premium credit card
- Lounges in JFK and BOS
- Enhancements to EvenMore

Financial Future
- Smoothed aircraft delivery stream
- Initial organizational & real-estate optimization driving structural cost savings
- Deferred ~$3B of capex to 2030s
- Business & cost transformation program
- Executed $3B+ financings

2027 Targets

~$100M
+
~$175M
+
~$400M
+
~$175M
=
~$800-900M

Targeting $800-900M EBIT [2] uplift, evenly realized from 2025 – 2027

jetBlue

[1] VFR – visiting friends and relatives.
[2] See Appendix A for further details on Non-GAAP measures.

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